UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2007

BAOSHINN CORPORATION
(Name of small business in its charter)

Nevada	333-134991	20-3486523
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

A-B 8/F Hart Avenue, Tsimshatsui, Kowloon, Hong Kong
(Address of principal executive offices)

Issuer's telephone number: +852 2815 1355

Check the appropriate box below if the form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4- MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(A)	PREVIOUS INDEPENDENT ACCOUNTANTS.

(i)	On April 4, 2007, the Board of Directors received a letter from Clancy and Co., P.L.L.C. ("Clancy") notifying the Company that Clancy declined to stand for re-election as the Company's independent accountants and that the cessation of the auditor/client relationship was effective immediately.

(ii)	The reports of Clancy and Co., P.L.L.C., on the financial statements for the past two fiscal years, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principle, other than the additional paragraph regarding the Company's uncertainty to continue as a "going concern" contained therein.

(iii)	During the fiscal years ended March 31, 2006 and 2005, and the subsequent interim period through April 4, 2007, there have been no disagreements with Clancy and Co., P.L.L.C., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Clancy and Co., P.L.L.C., would have caused them to make reference to the subject matter of the disagreements in connection with its report, nor were there any "reportable events" as such term as described in Item 304(a)(1) (iv) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-B").

(iv)	On April 20, 2007, the Company provided Clancy with its disclosures in this Form 8-K and requested in writing that Clancy furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. Clancy and Co., P.L.L.C.'s response is filed as an exhibit to this Current Report on Form 8-K.

(B)	NEW INDEPENDENT ACCOUNTANTS.

On April 17, 2007, DOMINIC KF CHAN & CO., was engaged to provide Auditors' Reports on the annual financial statements of the Company for the fiscal year end March 31, 2007, and to conduct review engagements on the Company's non-annual quarterly financial statements on an ongoing basis thereafter. The change of accountant was approved by majority consent of the board of directors effective that same date.

(i)	the application of accounting principles to a specific transaction, either completed or proposed; nor the type of audit opinion that might be rendered on the Registrant's financial statements; nor has any written report or oral advice been provided to the Registrant by DOMINIC KF CHAN & CO.

(ii)	any matter that was either the subject of a disagreement, as that term is defined in Item 304(a) (1) (iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a reportable event, as that term is defined in Item 304(a) (1) (iv) of Regulation S-B. The Registrant has engaged DOMINIC KF CHAN & CO. as its new independent accountants as of April 17, 2007.

Prior to engaging the new accountant, we did not consult with it regarding any accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Exhibits

Exhibit 16.1 Letter regarding change in certifying accountant
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAOSHINN CORPORATION

By: /s/ Ricky Chiu
President

Date: April 22, 2007